UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 11, 2008
Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)
Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(412) 394-2800
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On February 11, 2008, Allegheny Technologies Incorporated (the "Company") announced that the Company will provide live Internet listening access to its meeting with investors and analysts in New York, NY scheduled for Tuesday, February 12, 2008 at 9:00 a.m. ET. The meeting will be broadcast on the Company's website www.alleghenytechnologies.com. To access the broadcast, go to the home page and select "Investor Meeting". A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 99.1	Press release dated February 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

		By:	/s/ Richard J. Harshman
Richard J. Harshman
Executive Vice President, Finance and
Chief Financial Officer

Date:	February 11, 2008

EXHIBIT INDEX

Exhibit 99.1	Press release dated February 11, 2008.